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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): May 10, 2002
                              (February 26, 2002)


                             THE GORMAN-RUPP COMPANY
             (Exact Name of Registrant as Specified in its Charter)


            Ohio                          1-6747                  34-0253990
----------------------------           ------------          -------------------
(State or Other Jurisdiction           (Commission              (IRS Employer
     of Incorporation)                 File Number)          Identification No.)



   305 Bowman Street, Mansfield, Ohio                            44903
----------------------------------------                      ----------
(Address of Principal Executive Offices)                      (Zip Code)


       Registrant's telephone number, including area code: (419) 755-1011


                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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     This Current Report on Form 8-K/A amends the Current Report on Form 8-K filed on March 12, 2002 by The Gorman-Rupp Company, an Ohio corporation ("G-R") regarding the acquisition of all of the issued and outstanding capital stock of American Machine and Tool Co., Inc. of Pennsylvania, a Delaware corporation ("AMT"). G-R is filing this amendment solely for the purpose of including the required financial statements and pro forma financial information in accordance with the requirements of Items 7(a) and 7(b) of Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Business Acquired.

     The following required financial statements are incorporated by reference to Exhibit 99.2, attached hereto:

          Auditor's Report.

          Audited Balance Sheet as of October 31, 2001.

          Audited Statement of Income & Retained Earnings for year ended October 31, 2001.

          Audited Statement of Cash Flows for year ended October 31, 2001.

          Notes to the Audited Financial Statements.

(b)  Pro Forma Financial Information.

     The following required pro forma financial statements are incorporated by reference to Exhibit 99.2, attached hereto:

          Unaudited Pro Forma Consolidated Balance Sheet as of December 31, 2001 for G-R and Subsidiaries and October 31, 2001 for AMT.

          Unaudited Pro Forma Condensed Consolidated Statement of Income for the year ended December 31, 2001 for G-R and Subsidiaries and October 31, 2001 for AMT.

          Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

     The pro forma information presented is based on the historical consolidated financial statements of G-R, G-R's subsidiaries and AMT giving effect to the transaction under the purchase method of accounting and the assumptions and adjustments in the accompanying notes to the pro forma financial statements. The following audited pro forma condensed consolidated balance sheet of G-R as of December 31, 2001 incorporates the audited AMT balance sheet dated October 31, 2001. The pro forma condensed consolidated statement of income for the year ended December 31, 2001 includes the audited income statement of AMT for the twelve months ended October 31,


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     2001 and gives effect to the acquisition of AMT (as defined in G-R's
     Current Report on Form 8-K filed on March 12, 2002).

     These pro forma statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma financial statements should be read in conjunction with the audited financial statements and notes of G-R.

(c)  Exhibits.

Number    Description
------    -----------
2         Stock Purchase Agreement, effective as of January 1, 2002, by and among The Gorman-Rupp Company, American Machine and Tool Co., Inc. of
          Pennsylvania and each of the stockholders of American Machine and Tool
          Co., Inc. of Pennsylvania (incorporated herein by reference to Exhibit
          2 to the Registrant's Current Report on Form 8-K filed with the
          Commission on March 12, 2002).

23.1      Consent of McGladrey & Pullen, LLP.

99.1 Press Release dated February 27, 2002 (incorporated herein by reference to Exhibit 99.1 to the Registrant's Current Report on Form
          8-K filed with the Commission on March 12, 2002).

99.2      Financial information.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE GORMAN-RUPP COMPANY

Dated:  May 10, 2002

                                            By:    /s/ Robert E. Kirkendall
                                                   ------------------------
                                            Name:  Robert E. Kirkendall
                                            Title: Senior Vice President
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                                  EXHIBIT INDEX

Number    Description
------    -----------
2         Stock Purchase Agreement, effective as of January 1, 2002, by and among The Gorman-Rupp Company, American Machine and Tool Co., Inc. of
          Pennsylvania and each of the stockholders of American Machine and Tool
          Co., Inc. of Pennsylvania (incorporated herein by reference to Exhibit
          2 to the Registrant's Current Report on Form 8-K filed with the
          Commission on March 12, 2002).

23.1      Consent of McGladrey & Pullen, LLP.

99.1 Press Release dated February 27, 2002 (incorporated herein by reference to Exhibit 99.1 to the Registrant's Current Report on Form
          8-K filed with the Commission on March 12, 2002).

99.2      Financial information.